                                                                  EXHIBIT 10.3

                        *CONFIDENTIAL TREATMENT REQUESTED
       CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

                     AMENDMENT NO. 5 AND WAIVER NO. 1
                             TO AND UNDER THE
                FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 5 AND WAIVER NO. 1 (this "AMENDMENT AND WAIVER"), dated as of March 9, 1998, to and under the First Amended and Restated Credit Agreement,

dated as of May 21, 1996, by and among ARCH COMMUNICATIONS ENTERPRISES, INC., a Delaware corporation (the "Borrower"), ARCH COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Parent"), the Lenders party thereto, the Co-Agents party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as amended by Amendment No. 1, dated as of June 25, 1996, Amendment No. 2, dated as of March 25, 1997, Amend-ment No. 3, dated as of June 17, 1997, and Amendment No. 4, dated as of January 7, 1998 (as so amended, the "Credit Agreement").

                                 RECITALS

     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     B. The Parent and the Borrower have requested that the Administrative Agent and the Lenders amend the Credit Agreement and waive compliance with Section 8.4 of the Credit Agreement, in each case to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment and Waiver are willing to do so subject to the terms and conditions hereof.

     Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Pursuant to Section 2.6(a) of the Credit Agreement, the amount of the Aggregate Revolving Credit Commitments is permanently reduced to $212,250,000 (notwithstanding any requirements contained in the last sentence of such Section 2.6(a) regarding the amount of any such voluntary reduction).

     2. The definitions of "Available Amount", "Fixed Charges", "Pro-forma Debt Service" and "Tower Net Sales Proceeds" contained in Section 1.1 of the Credit Agreement are amended to read as follows:

               "Available Amount": as of any date of determination, an amount equal to 50% of Excess Cash Flow for the immediately preceding fiscal year, minus (i) all Restricted Payments made pursuant to Section 8.5(e) during the fiscal year in which such determination is being made, and minus (ii) all Additional Benbow Investments made pursuant to Section 8.6(o)(iv)(B) during the fiscal year in which such determination is being made.

               "FIXED CHARGES": for any period, with respect to the Restricted Subsidiaries on a Consolidated basis, the sum of (i) scheduled payments of principal on Total Debt made or required to be made during such period, (ii) the amount, if positive, equal to (a) the amount of the Revolving Credit Loans outstanding at the beginning of such period minus (b) the Aggregate Revolving Credit Commitments at the end of such period (without giving effect to reductions thereof during such period required by Section 2.6(c)), (iii) Capital Expenditures and Unconsolidated Investments made during such period, (iv) payments under Capital Leases made or required to be made in such period, (v) without duplication, taxes and payments under the Tax Sharing Agreement, in each case paid or required to be paid in cash during such period, and (vi) Cash Interest Expense.

               "PRO-FORMA   DEBT   SERVICE":    at   any   date   of
          determination, the sum of (i) Cash Interest Expense for the period of the four fiscal quarters immediately succeeding such date of determination, (ii) all current maturities of Total Debt of the Restricted Subsidiaries (determined on a Consolidated basis in accordance with GAAP) for such four fiscal quarter period and (iii) for periods beginning after June 30, 1999, the amount, if positive, equal to (a) the amount of the Revolving Credit Loans outstanding at the beginning of such period minus
          (b) the Aggregate Revolving Credit Commitments at the end of such period (after giving effect to any mandatory reductions during such period pursuant to Section 2.6(b). Where any item of interest varies or depends upon a variable rate of interest (or other rate of interest which is not fixed for such entire four fiscal quarter period), such rate, for purposes of calculating Pro-forma Debt Service, shall be assumed to equal the Alternate Base Rate plus the Applicable Margin in effect on the date of such calculation, or, if such rate is a Eurodollar Rate, the applicable Eurodollar Rate plus the Applicable Margin in effect on the date of such calculation. Also, for purposes of calculating Pro-forma Debt Service, the principal amount of Total Debt outstanding on the date of any calculation of Pro-forma Debt Service shall be assumed to be outstanding during the entire four fiscal quarter period immediately succeeding such date, except to the extent that such Indebtedness is subject to mandatory payment of principal during such period.

               "TOWER NET SALES PROCEEDS": with respect to any Tower Sale, an amount equal to the greater of (i) 100% of the Net Sales Proceeds of such Tower Sale and (ii) 100% of the Net Cash Proceeds (as defined in the Discount Note Indenture) of such Tower Sale.

     3. Section 1.1 of the Credit Agreement is amended by adding the following definitions in their appropriate alphabetical order:

               "AGGREGATE AVAILABLE CAPEX/INVESTMENT AMOUNT": at any time, an amount equal to (i) the sum of $50,000,000 PLUS the Excess Tower Proceeds Amount at such time, MINUS (ii) the sum of, without duplication, the aggregate amount expended by the Restricted Subsidiaries from January 1, 1998 through and including such time in respect of (a) Capital Expenditures and (b) Unconsolidated Investments.

               "AGGREGATE CREDIT EXPOSURE": at any date, the sum of the out- standing principal amount of the Loans of all Lenders on such date.

               "EXCESS TOWER PROCEEDS AMOUNT": at any time, an amount (if positive) equal to (i) aggregate amount of Tower Net Sales Proceeds received by the Restricted Subsidiaries in the fiscal year ended December 31, 1998 MINUS (ii) $13,000,000.

               "PAGE CALL": Page Call, Inc., a Delaware corporation.

               "PAGE CALL INVESTMENT": the contribution by the Parent to the Borrower, and the contribution by the Borrower to Westlink Company, of shares of common Stock of the Parent to the extent necessary to enable Westlink Company to sell to Benbow (in exchange for a promissory note) sufficient shares of such common stock as are necessary to satisfy Benbow's obligations under the Page Call Purchase Agreement.

               "PAGE CALL PURCHASE AGREEMENT": the Stock Purchase Agreement, dated as of April 30, 1997, among Page Call, Lisa-Gaye Shearing, Adelphia Communications Corporation, Benbow and the Parent, as the same may be amended in form and substance satisfactory to the Administrative Agent to provide for consideration in the form of common stock of the Parent as provided in Section 8.6(g)(i).

                        *CONFIDENTIAL TREATMENT REQUESTED
       CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

               "QUARTERLY  AVAILABLE  CAPEX/INVESTMENT  AMOUNT":  in
          respect of each fiscal quarter of the fiscal year ended December 31, 1998, (i) the sum of the amount set forth below opposite such quarter plus the Excess Tower Proceeds Amount MINUS, (ii) the sum of, without duplication, the aggregate amount expended by the Restricted Subsidiaries during such fiscal quarter through and including such time in respect of (a) Capital Expenditures and (b) Unconsolidated Investments:

                        FISCAL QUARTER                AMOUNT

                        First Quarter           $20,000,000
                        Second Quarter          $10,000,000
                        Third Quarter           $10,000,000
                        Fourth Quarter          $10,000,000;

               PROVIDED, HOWEVER, that Capital Expenditures permitted by this Section to be made in a fiscal quarter which are not expended in such fiscal quarter may be carried over and expended in subsequent fiscal quarters.

               "QUARTERLY AVAILABLE UNCONSOLIDATED INVESTMENT AMOUNT": an amount equal to (i) in respect of (A) the first and second fiscal quarters of the fiscal year ended December 31, 1998, $6,000,000, in the aggregate for such fiscal quarters and (B) each of the third and fourth fiscal quarter of such fiscal year, the Excess Tower Proceeds Amount (not in excess of $2,000,000) MINUS (ii) the sum of, without duplication, the aggregate amount expended by the Restricted Subsidiaries during such fiscal quarter through and including such time in respect of Unconsolidated Investments.

               "REVOLVING CREDIT DOLLAR LIMITATION": at any time, an amount equal to (i) $ * MINUS (ii) the lesser of (x) the aggregate amount of Tower Net Sales Proceeds received by any Restricted Subsidiary from January 1, 1998 to and including such time and (y) $13,000,000.

               "UNCONSOLIDATED INVESTMENT": means, as of any date, any Investment made by any Restricted Subsidiary in any other Person that, pursuant to GAAP as in effect on such date, would not be consolidated with the Borrower for financial reporting purposes immediately after giving effect to such investment, including, without limitation, Investments in minority interests in Paging-Relating Businesses, Additional Benbow Investments and Investments in other personal communication services.

                        *CONFIDENTIAL TREATMENT REQUESTED
       CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

     4. Section 2.1 of the Credit Agreement is amended in its entirety to read as follows:

                  2.1   REVOLVING CREDIT LOANS.

               Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (each a "REVOLVING CREDIT LOAN" and, as the context may require, collectively with all other Revolving Credit Loans of such Revolving Credit Lender and/ or with the Revolving Credit Loans of each other Revolving Credit Lender, the "REVOLVING CREDIT LOANS") to the Borrower from time to time during the Revolving Credit Commitment Period, PROVIDED THAT immediately after giving effect thereto (i) the outstanding principal balance of such Revolving Credit Lender's Revolving Credit Loans shall not exceed such Revolving Credit Lender's Revolving Credit Commitment, (ii) the outstanding principal balance of all Revolving Credit Lenders' Revolving Credit Loans shall not exceed the Aggregate Revolving Credit Commitments, and
          (iii) if the Leverage Ratio would be greater than or equal to * before or after giving effect thereto, the Aggregate Credit Exposure shall not exceed the Revolving Credit Dollar Limitation. During the Revolving Credit Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Aggregate Revolving Credit Commitments, all in accordance with the terms and conditions of this Agreement.

     5. Section 2.7 of the Credit Agreement is amended by adding the following new subsection (e) to the end thereof:

               (e) Notwithstanding anything in this Agreement to the contrary, during the fiscal year ended December 31, 1998, the Borrower shall not have the right to increase the amount of the Aggregate Revolving Credit Commitments.

     6. Section 2.8 of the Credit Agreement is amended by adding a new subsection (g) to read as follows and relettering current subsection (g) as subsection (h):

               (g) ADDITIONAL  PREPAYMENTS  OF THE REVOLVING  CREDIT
          LOANS.

                    (i) On any day  during  the  fiscal  year  ended
               December 31, 1998 on which any Restricted Subsidiary receives Tower Net Sales Proceeds, the Borrower shall make a prepayment of the Revolving Loans by an amount equal to the amount of Tower Net Sales Proceeds so received.

                        *CONFIDENTIAL TREATMENT REQUESTED
       CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

                    (ii) If on any day the Leverage Ratio is greater
               than or equal to * and the Aggregate Credit Exposure exceeds the Revolving Credit Dollar Limitation, the Borrower shall prepay the Revolving Loans on such day in an amount equal to the lesser of the following:
               (x) such excess and (y) the portion of such excess which will reduce the Leverage Ratio to below * after giving effect to such prepayment.

     7. Section 7.13 of the Credit Agreement is amended in its entirety to read as follows:

               7.13. PRO-FORMA DEBT SERVICE COVERAGE Ratio.

               Maintain, or cause to be maintained, as of the last day of each fiscal quarter ended during the periods set forth below, a Pro-forma Debt Service Coverage Ratio of not less than the ratios set forth below:

               PERIODS                         RATIO

               December 31, 1996 through
               December 31, 1998                 *

               March 31, 1999 and
               thereafter                        *.

     8. Section 7.14 of the Credit Agreement is amended in its entirety to read as follows:

               7.14. INTEREST COVERAGE RATIO.

               Maintain, or cause to be maintained, as of the last day of each fiscal quarter ended during the periods or on the date set forth below, an Interest Coverage Ratio of not less than the ratios set forth below:

               PERIODS                         RATIO

               December 31, 1996 through
               June 30, 1997                     *

               September 30, 1997 through
               December 31, 1998                 *

               March 31, 1999                    *

               June 30, 1999 and
               thereafter                        *.

                        *CONFIDENTIAL TREATMENT REQUESTED
       CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

     9. Section 7.15 of the Credit Agreement is amended in its entirety to read as follows:

               7.15. LEVERAGE RATIO.

               Maintain, or cause to be maintained, at all times during the periods set forth below, a Leverage Ratio of not greater than the ratios set forth below:

               PERIODS                       RATIO

               December 31, 1996 through
               June 29, 1998                     *

               June 30, 1998 through
               December 30, 1998                 *

               December 31, 1998 through
               March 30, 1999                    *

               March 31, 1999 and
               thereafter                        *.

               Notwithstanding the foregoing, in the event that the Borrower makes a Restricted Payment permitted by Section 8.5(e), the maximum permitted Leverage Ratio shall be reduced for all periods after such payment to *.

     10.  Section 8 of the Credit  Agreement  is amended by adding a new Section
8.21 thereto to read as follows:

               8.21 CAPITAL EXPENDITURES

               Make any Capital Expenditure during the fiscal year ended December 31, 1998, or permit any of its Subsidiaries so to do, except that the Restricted Subsidiaries may make Capital Expenditures in a fiscal quarter during such fiscal year PROVIDED THAT (i) immediately after giving effect to any Capital Expenditure made during such fiscal quarter, the Quarterly Available CapEx/Investment Amount shall not be less than $1.00, and (ii) immediately after giving effect to any Capital Expenditure made during the fiscal year ended December 31, 1998, the Aggregate Available CapEx/Investment Amount shall not be less than $1.00.

     11. Section 8.5(f) of the Credit Agreement is amended in its entirety to read as follows:

               (f) provided that no Default or Event of Default would exist immediately before or after giving effect thereto, on or after June 30, 1999, the Borrower may declare and pay dividends to the Parent (i) in an aggregate amount not exceeding $1,000,000 to enable the Parent to repurchase shares of its common Stock and (ii) in an aggregate amount not exceeding $4,000,000 to enable the Parent to repurchase shares of its preferred Stock.

     12. Sections 8.6(e), (f), (g) and (o) of the Credit Agreement are amended in their entirety to read as follows:

               (e) Unconsolidated Investments by the Borrower after the Restatement Effective Date, provided that (i) no Default or Event of Default shall exist immediately before or after giving effect thereto, (ii) the aggregate amount of such Unconsolidated Investments shall not exceed
          $25,000,000, (iii) in the case of Additional Benbow Investments, the provisions of Section 8.6(o) and (p) are satisfied, (iv) immediately after giving effect to the making of any Unconsolidated Investment during any fiscal quarter of the fiscal year ended December 31, 1998, (A) the Quarterly Available CapEx/Investment Amount shall not be less than $1.00 and (B) the Quarterly Available
          Unconsolidated Investment Amount for such fiscal quarter shall not be less than $1.00, and (v) immediately after giving effect to the making of any Unconsolidated Investment during such fiscal year, the Aggregate Available CapEx/Investment Amount shall not be less than $1.00;

               (f) Capital Expenditures to the extent not prohibited by Section 8.21;

               (g) except as provided in subsection (n) below with respect to Investments in Foreign Subsidiaries:

                    (i) provided that the Page Call  Acquisition  is
               consummated, the Parent may contribute to the Borrower, and the Borrower may contribute to Westlink Company, shares of common stock of the Parent to the extent necessary to enable Westlink Company to sell to Benbow at fair market value (in exchange for a promissory note) sufficient shares of such common stock as are necessary to satisfy Benbow's obligations under the Page Call Purchase Agreement, PROVIDED THAT the consideration for such common stock sold by Westlink Company to Benbow shall be evidenced by a promissory note of Benbow pledged by Westlink Company to the Administrative Agent (which promissory note may be repaid by Benbow (x) in cash funded by additional loans from Westlink Company (to the extent permitted by this Agreement) and June Walsh, (y) by the delivery of nonvoting, preferred Stock of Benbow or
               (z) a combination thereof), it being understood that such sale of Parent common stock to Benbow in exchange for such note shall not constitute an Additional Benbow Investment or an Unconsolidated Investment; and

                    (ii)  Investments  made  after  the  Restatement
               Effective Date by the Borrower in its Subsidiaries and Investments by the Parent in the Restricted Subsidiaries, PROVIDED THAt (A) each such Investment shall be made as a demand loan, (B) such loan is evidenced by a promissory note pledged to the Administrative Agent under the Borrower Security Agreement or the Parent Security Agreement,as the case may be, and (C) no Default or Event of Default shall exist immediately before or after giving effect thereto;

               (o) subject to Section 8.6(e), Additional Benbow Investments, PROVIDED THAT (i) each such Additional Benbow Investment shall be made as a demand loan evidenced by a promissory note in form and substance satisfactory to the Administrative Agent, which note shall be pledged to the Administrative Agent under the Subsidiary Guaranty, (ii) immediately after giving effect to any such Additional Benbow Investment made during the fiscal year ended December 31, 1998, the Aggregate Available CapEx/Investment Amount shall not be less than $1.00,
          (iii) immediately after giving effect to any such Additional Benbow Investment made during any fiscal quarter of such fiscal year, the Quarterly Available Unconsolidated Investment Amount shall not be less than $1.00, and (iv) on and after the date upon which the Additional Benbow Investments exceed $25,000,000 in the aggregate, any further Additional Benbow Investment shall be made either:

                    (A) with the proceeds of the issuance by the Parent of additional equity securities to the extent permitted by Section 8.13(c); or

                    (B) out of Excess Cash Flow for a fiscal year in an amount not to exceed (after giving effect to any such Additional Benbow Investment) the then Available Amount, provided, however, that (1) no Default or Event of Default would exist immediately before or after giving effect thereto and (2) the Borrower has delivered financial

                        *CONFIDENTIAL TREATMENT REQUESTED
       CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

          statements pursuant to Section 7.1(a) or (b) that demonstrate that the Leverage Ratio has been less than * for the immediately preceding two consecutive fiscal quarters.

     13. Section 8.8(iii) of the Credit Agreement is amended by deleting subsection (e) thereof and by adding new subsections (e), (f), (g) and (h) thereto to read as follows:

                    (e) on any day on which any Restricted Subsidiary receives Tower Net Sales Proceeds, the Borrower shall apply 100% of such Tower Net Sales Proceeds to the prepayment of the Revolving Credit Loans in accordance with the provisions of Section 2.8(g)(i);

                    (f) on the last day of the  Reinvestment  Period
               applicable  to any Tower  Sale,  the  Borrower  shall
               apply to the prepayment of the Loans and the permanent reduction of the Aggregate Revolving Credit Commitments in accordance with the provisions of
               Section 2.8(f)(iii) and (iv) as if such prepayment were being made pursuant to Section 2.8(d), the amount (if positive) equal to (1) 100% of the Tower Net Sales Proceeds of such Tower Sale minus (2) the amount thereof which was used by one or more of the Restricted Subsidiaries during such Reinvestment Period applicable thereto to invest (or enter into a legally binding agreement to invest) in properties and assets that will be used in the telecommunications businesses of the Restricted Subsidiaries, PROVIDED, HOWEVER, that (x) if any such legally binding agreement to invest such Tower Net Sales Proceeds is terminated, such Restricted Subsidiary may, within 90 days of such termination or during the Reinvestment Period, whichever is later, invest such Tower Net Sales Proceeds as described in clause (2) (without regard to the parenthetical contained therein) and, to the extent not so invested, apply such Tower Net Sales Proceeds to the prepayment of the Loans and the permanent reduction of the Aggregate Revolving Credit Commitments in accordance with the provisions of Section 2.8(f)(iii) and (iv) as if such prepayment were being made pursuant to Section 2.8(d), and (y) pending any investment of such Tower Net Sales Proceeds, the Borrower shall prepay the Revolving Credit Loans by an amount equal to such Tower Net Sales Proceeds;

                    (g) upon the  consummation  of each Tower  Sale,
               the Borrower shall deliver to the Administrative Agent and each Lender a certificate of a financial officer certifying the amount of Tower Net Sales Proceeds received by a Restricted Subsidiary in connection therewith and containing calculations in reasonable detail of the Aggregate Available CapEx/Investment Amount and the Excess Tower Proceeds Amount, in each case after giving effect to the receipt of such Tower Sale Net Proceeds; and

                    (g) Required Lenders shall have consented to each Tower Sale after the fiscal year ended December 31, 1998.

     14. Section 9.1(d) of the Credit Agreement is amended in its entirety to read as follows:

               (d) The failure of the Borrower or the Parent to observe or perform any covenant or agreement contained in
          Section 7.3, 7.11, 7.12, 7.13, 7.14 or 7.15,  Section 8 or
          Section 11.1; or

     15. Section 10.7 of the Credit Agreement is amended by deleting the word "solely" in the first sentence thereof.

     16. Section 12.7(b) of the Credit Agreement is amended by replacing the amount "$10,000,000" contained in the twelfth line thereof with the amount "$5,000,000".

     17. The Lenders hereby waive compliance with Section 8.4 of the Agreement solely to the extent that the execution by the Parent of the Page Call Purchase Agreement was in violation thereof, provided, however, this waiver shall not be construed as consenting to the performance by the Parent thereunder except as specifically permitted in this Amendment and Waiver.

     18. Exhibit D in the form annexed hereto is substituted for Exhibit D to the Credit Agreement.

     19. Paragraphs 1-18 of this Amendment and Waiver shall not be effective until the prior or simultaneous fulfillment of the following conditions:

            (a) The Administrative Agent shall have received this Amendment and Waiver executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

            (b) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment and

      Waiver, in form and substance  satisfactory to the  Administrative  Agent,
      (ii) certifying that its certificate of incorporation and by-laws have not been amended since January 28, 1998, or, if so, setting forth the same and
      (iii) setting forth the incumbency of its officer or officers who may sign this Amendment and Waiver, including therein a signature specimen of such officer or officers.

            (c) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Parent (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment and Waiver and Amendment No. 3 to the USA Mobile Credit Agreement and Amendment No. 5 to the USA Mobile Parent Guaranty, in form and substance satisfactory to the Administrative Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since January 28, 1998, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment and Waiver, including therein a signature specimen of such officer or officers.

            (d) The Administrative Agent shall have received Amendment No. 3 to the USA Mobile Credit Agreement and Amendment No. 5 to the USA Mobile Par-ent Guaranty, duly executed by the parties thereto and in form and substance satisfactory to the Administrative Agent and the conditions to the effectiveness thereof shall have been satisfied.

            (e) The Administrative Agent shall have received an opinion of Hale and Dorr, counsel to the Parent and the Borrower, substantially in the form of Attachment A.

            (f) The Administrative Agent shall have received for the account of each Lender executing this Amendment and Waiver and, if applicable, Amendment No. 3 to the USA Mobile Credit Agreement and Amendment No. 5 to the USA Mobile Parent Guaranty, an amendment fee equal to 0.30% of the sum of (i) the amount of such Lender's Revolving Credit Commitment (as reduced pursuant to this Amendment and Waiver) PLUS (ii) the outstanding principal balance of such Lender's Term Loans.

            (g) All fees and expenses payable on the effectiveness of this Amendment and Waiver, including the reasonable fees and expenses of Special Counsel incurred to date, shall have been paid.

            (h)  The  Administrative   Agent  shall  have  received  such  other
      documents as it shall reasonably request.

     20. The Borrower and the Parent each hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment and Waiver (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Restatement Effective Date which are permitted under the Credit Agreement.

     21. This Amendment and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Waiver to produce or account for more than one counterpart signed by the party to be charged.

     22. This Amendment and Waiver is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     23. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 and Waiver No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ARCH COMMUNICATIONS ENTERPRISES, INC.


                              By:    /S/ GERALD J. CIMMINO
                              Name: GERALD J. CIMMINO
                              Title: VICE PRESIDENT AND TREASURER


                              ARCH COMMUNICATIONS GROUP, INC.


                             By:    /S/ GERALD J. CIMMINO
                             Name: GERALD J. CIMMINO
                             Title: VICE PRESIDENT AND TREASURER

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              THE BANK OF NEW YORK, individually and as Administrative Agent


                              By:   /S/ GEOFFREY C. BROOKS
                              Name: GEOFFREY C. BROOKS
                              Title: VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                BANKBOSTON, N.A.


                               By:   /S/ SHEPARD D. RAINIE
                               Name: SHEPARD D. RAINIE
                               Title: DIRECTOR

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              FIRST UNION NATIONAL BANK, individually and as Co-Agent


                              By:   /S/ JIM REDMAN
                              Name: JIM REDMAN
                              Title: SVP

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              FLEET NATIONAL BANK, individually and as Co-Agent


                              By:   /S/ CHRIS SWINDELL
                              Name: CHRIS SWINDELL
                              Title: VP

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              MELLON BANK, N.A., individually and as
                              Co-Agent


                              By:   /S/ GARY SAUL
                              Name: GARY SAUL
                              Title:VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              PNC     BANK,      NATIONAL      ASSOCIATION,
                              individually and as Co-Agent


                              By:   /S/ JEFFREY E. HAUSER
                              Name: JEFFREY E. HAUSER
                              Title: VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              ROYAL  BANK OF  CANADA,  individually  and as
                              Co- Agent


                              By:   /S/ THOMAS BYRNE
                              Name: THOMAS BYRNE
                              Title:

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              TORONTO DOMINION (NEW YORK), INC.,
                              individually and as Co-Agent


                              By:   /S/ DEBBIE GREENE
                              Name: DEBBIE GREENE
                              Title: VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              BANQUE NATIONALE DE PARIS


                              By:   /S/ SERGE DESRAYAJO
                              Name: SERGE DESRAYAJO
                              Title: VICE PRESIDENT/TEAM LEADER



                              By:   /S/ MARCUS C. JONES
                              Name: MARCUS C. JONES
                              Title: VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              CIBC, INC.


                              By:   /S/ HAROLD BIRK
                              Name: HAROLD BIRK
                              Title:EXECUTIVE DIRECTOR

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              COMPAGNIE FINANCIERE DE CIC
                              ET DE L'UNION EUROPEENNE


                              By:   /S/ MARCUS EDWARD
                              Name: MARCUS EDWARD
                              Title:VICE PRESIDENT


                              By:   /S/ BRIAN O'LEARY
                              Name: BRIAN O'LEARY
                              Title:VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              CORESTATES BANK, N.A.


                              By:   /S/ LYNDA S. YOUNG
                              Name: LYNDA S. YOUNG
                              Title:VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              DRESDNER  BANK AG, NEW YORK AND GRAND  CAYMAN
                              BRANCHES


                              By:   /S/ BRIAN HAUGHNEY   /S/ ROBERT GRELLA
                              Name: BRIAN HAUGHNEY        ROBERT GRELLA
                              Title:ASSISTANT TREASURER   VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:   /S/ EDWARD SMITH CHRISTIE
                              Name: EDWARD SMITH CHRISTIE
                              Title:MANAGER - OPERATIONS

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                HOWARD BANK, N.A.


                                By:   /S/ CASSANDRA POLHEMUS
                                Name: CASSANDRA POLHEMUS
                                Title:VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                               LTCB TRUST COMPANY


                               By:   /S/ SHUICHI TAJIMA
                               Name: SHUICHI TAJIMA
                               Title:SENIOR VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                PAMCO CAYMAN LTD.


                                By:   Protective  Asset  Management  Company,
                                as Collateral Manager

                                By:   /S/ JAMES DONDERO
                                Name: JAMES DONDERO
                                Title:PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                SOCIETE GENERALE


                                By:   /S/ MARK VIGIL
                                Name: MARK VIGIL
                                Title:VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                              By:   /S/ MICHAEL R. BUTLER
                              Name: MICHAEL R. BUTLER
                              Title:SENIOR VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              U.S. BANK OF WASHINGTON, N.A.


                              By:   /S/ THOMAS G. GUNDER
                              Name: THOMAS G. GUNDER
                              Title:V.P.

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              USTRUST


                             By:   /S/ ANTHONY WILSON
                             Name: ANTHONY WILSON
                             Title:SVP

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              BEAR STEARNS INVESTMENT PRODUCTS INC.


                              By:   /S/ HARRY ROSENBERG
                              Name: HARRY ROSENBERG
                              Title: AUTHORIZED SIGNATORY

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              SENIOR DEBT PORTFOLIO

                              By:   Boston  Management  and  Research,   as
                                    Investment Advisor


                              By:   /S/ PAYSON F. SWAFFIELD
                              Name: PAYSON F. SWAFFIELD
                              Title:VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              INDOSUEZ CAPITAL FUNDING II, LIMITED

                              By: Indosuez Capital Luxembourg, S.A., as Collateral Manager


                              By:   /S/ FRANCOISE BERTHILOT
                              Name: FRANCOISE BERTHILOT
                              Title: VICE PRESIDENT

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              MERRILL LYNCH PRIME RATE PORTFOLIO
                              By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                              By:   /S/ LYNN C. BARANSKI
                              Name: LYNN C. BARANSKI
                              Title: AUTHORIZED SIGNATORY

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              MERRILL  LYNCH  SENIOR  FLOATING  RATE  FUND,
                              INC.


                              By:   /S/ LYNN C. BARANSKI
                              Name: LYNN C. BARANSKI
                              Title:AUTHORIZED SIGNATORY

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              VAN  KAMPEN   AMERICAN   CAPITAL  PRIME  RATE
                              INCOME TRUST


                              By:   /S/ JEFFREY W. MAILLET
                              Name: JEFFREY W. MAILLET
                              Title:SENIOR VICE PRESIDENT & DIRECTOR

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                NATIONSBANK, N.A.


                                By:   /S/ CYNDY BLACKBURN
                                Name: CYNDY BLACKBURN
                                Title: VP

                     AMENDMENT NO. 5 AND WAIVER NO. 1 TO ACE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

CONSENTED TO:

ARCH MICHIGAN, INC.
ARCH CAPITOL DISTRICT, INC.
ARCH CONNECTICUT VALLEY, INC.
ARCH SOUTHEAST COMMUNICATIONS, INC.
ARCH COMMUNICATIONS SERVICES, INC.
BECKER BEEPER, INC.
THE BEEPER COMPANY OF AMERICA, INC.
THE WESTLINK COMPANY
LUND PRODUCTS SALES COMPANY

THE WESTLINK PAGING COMPANY OF NEW MEXICO, INC.
KELLEY'S RADIO TELEPHONE, INC.

ANSWER IOWA, INC.
WESTLINK LICENSEE CORPORATION

WESTLINK OF NEW MEXICO LICENSEE CORPORATION
ANSWER IOWA LICENSEE CORPORATION

KELLEY'S LICENSEE CORPORATION,

AS TO EACH OF THE FOREGOING:

By:   /S/ GERALD J. CIMMINO
Name: GERALD J. CIMMINO
Title:VP & TREASURER

CASCADE MOBILE COMMUNICATIONS LIMITED PARTNERSHIP

By: The Westlink Company, its General Partner

By:   /S/ GERALD J. CIMMINO
Name: GERALD J. CIMMINO
Title:VP & TREASURER

                             AMENDMENT NO. 5 TO ARCH
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

TELECOMM/KRT PARTNERSHIP

By: The Westlink Company, a General Partner

By:   /S/ GERALD J. CIMMINO
Name: GERALD J. CIMMINO
Title:VP & TREASURER

By: Kelley's Radio Telephone, Inc., a General Partner

By:   /S/ GERALD J. CIMMINO
Name: GERALD J. CIMMINO
Title:VP & TREASURER

                                 ARCH EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

     I, __________________, do hereby certify that I am the Chief Financial Officer of Arch Communications Enterprises, Inc., a Delaware corporation (the "Borrower"), and that, as such, I am duly authorized to execute and deliver this Compliance Certificate pursuant to Section 7.1(c) of the First Amended and Restated Credit Agreement, dated as of May 21, 1996, by and among the Borrower, Arch Communications Group, Inc., the Lenders party thereto, the Co-Agents party thereto, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of June 25, 1996, Amendment No. 2, dated as of March 25, 1997, Amendment No. 3, dated as of June 17, 1997, Amendment No. 4, dated as of January 7, 1998, and Amendment No. 5 and Waiver No. 1, dated as of March 9, 1998 (as so amended and as the same may hereafter be amended from time to time, the "Agreement"). Capitalized terms used herein which are defined in the Agreement shall have the same meanings as therein defined.

      I hereby certify as follows:

     1. I have conducted a review of the activities of the Restricted Subsidiaries for the following fiscal period (the "Applicable Computation Period"): (i) with respect to the calculation of the Pro-forma Debt Service Coverage Ratio and the Leverage Ratio, the fiscal quarter ending __________ __, [199_] [200_], and (ii) with respect to the calculation of the Fixed Charge Coverage Ratio and the Interest Coverage Ratio, the four consecutive fiscal quarters ending on such date.

     2. Each Loan Party is in compliance with all terms, covenants and conditions of the Loan Documents to which it is a party, there exists no Default or Event of Default and there has occurred no Material Adverse Change since December 31, 1995, except for the Westlink Acquisition, the Westlink Merger and the issuance of the Discount Notes.

     3. The Fixed Charge  Coverage  Ratio is  ______:1.00,  computed as shown on
Schedule 1, which is not less than the  minimum  permissible  ratio  pursuant to
Section 7.12.

     4. The Pro-forma Debt Service Coverage Ratio is ______:1.00, computed as shown on Schedule 2, which is not less than the minimum permissible ratio pursuant to Section 7.13.

     5.  The  Interest  Coverage  Ratio  is  ______:1.00,  computed  as shown on
Schedule 3, which is not less than the  minimum  permissible  ratio  pursuant to
Section 7.14.

      6. The Leverage Ratio is ______:1.00, computed as shown on Schedule 4, which is not greater than the maximum permissible ratio pursuant to Section 7.15.

     7. The Applicable Margin for Revolving Credit Loans and Tranche A Term Loans is _.__%, computed as shown on Schedule 5.

     8. As of the last day of the fiscal quarter ending __________ __, 1998, (i) the Aggregate Available CapEx/Investment Amount is $_______, (ii) the Quarterly Available

CapEx/Investment   Amount,  is  $_______,  and  (iii)  the  Quarterly  Available
Unconsolidated  Investment Amount is $_______, in each case computed as shown on
Schedule 6.

     IN WITNESS WHEREOF, I have executed this Compliance Certificate on this ____ day of ___________, [199_] [200_].

                                          -------------------------
                                          Chief Financial Officer

Schedule 1 to
Compliance Certificate
dated __/__/__

                 COMPUTATION OF THE FIXED CHARGE COVERAGE RATIO

OPERATING CASH FLOW

1.    Net income (or loss) of the Restricted
      Subsidiaries on a Consolidated
      basis for the Applicable Computation
      Period, determined in accordance with
      GAAP without giving effect to
      extraordinary gains and losses
      from acquisitions, sales, exchanges
      and other dispositions of Property
      not in the ordinary course of
      business, and non-recurring items                     $__________

2.    Cash Interest Expense: sum of (i)
      interest expense on Total Debt (adjusted
      to give effect to all Interest Rate
      Protection Agreements and fees and
      expenses paid in connection with the
      same, all as determined in accordance with
      GAAP), to the extent paid or accrued in cash
      during the Applicable Computation Period,
      and (ii) without duplication, Restricted
      Payments made to the Parent to satisfy the
      interest payment obligations of the Parent
      under the Discount Note Indenture                     $__________

3.    Taxes and payments under the Tax Sharing
      Agreement,  in each case paid or required
      to be paid or accrued  by the  Restricted
      Subsidiaries  in cash during the Applicable
      Computation Period                                    $__________

4.    Depreciation and amortization
      charges for the Applicable
      Computation Period                                    $__________

5.    Other non-cash charges for the Applicable
      Computation Period (Specify)                          $__________

6.    Operating Cash Flow for the Applicable
      Computation Period (sum of Items 1
      through 5, without duplication)                        $__________

FIXED CHARGES

7.    Scheduled payments of principal on Total
      Debt of the Restricted Subsidiaries on a
      Consolidated basis during the Applicable
      Computation Period                                     $__________

8.    The amount, if positive, equal to
      (a) the amount of the Revolving Credit
      Loans outstanding at the beginning of
      the Applicable Computation Period MINUS
      (b) the Aggregate Revolving Credit
      Commitments at the end of the Applicable
      Computation Period (without giving effect
      to reductions during such period required
      by Section 2.6(c) of the Agreement)                   $__________

9.    Capital Expenditures made during
      the Applicable Computation Period                     $__________

10.   Unconsolidated Investments made during
      the Applicable Computation Period                     $__________

11.   Payments made or required to be made under
      Capital Leases during the Applicable
      Computation Period                                    $__________

12.   Taxes and payments under the Tax Sharing
      Agreements, in each case paid or required
      to be paid by the Borrower and its
      Subsidiaries in cash during the Applicable
      Computation Period                                    $__________

13.   Cash Interest Expense
      (from Item 2 above)                                   $__________

14.   Fixed Charges for the Applicable
      Computation Period (sum of Items 7
      through 13, without duplication)                      $__________

15.   Fixed Charge Coverage Ratio
      (Item 6:Item 14)                                       _.__:1.00

16.   Minimum permissible ratio pursuant
      to Section 7.12 of the Agreement                      _.__:1.00

Schedule 2 to
Compliance Certificate
dated __/__/__

            COMPUTATION OF THE PRO-FORMA DEBT SERVICE COVERAGE RATIO

OPERATING CASH FLOW

1.    Net income (or loss) of the Restricted
      Subsidiaries on a Consolidated
      basis for the Applicable Computation
      Period, determined in accordance with
      GAAP without giving effect to
      extraordinary gains and losses
      from acquisitions, sales, exchanges
      and other dispositions of Property
      not in the ordinary course of
      business, and non-recurring items                     $__________

2.    Cash Interest Expense: sum of (i)
      interest expense on Total Debt (adjusted
      to give effect to all Interest Rate
      Protection Agreements and fees and
      expenses paid in connection with the
      same, all as determined in accordance with
      GAAP), to the extent paid or accrued in cash
      during the Applicable Computation Period, and
      (ii) without duplication, Restricted
      Payments made to the Parent to satisfy the
      interest payment obligations of the Parent
      under the Discount Note Indenture                     $__________

3.    Taxes and payments under the Tax Sharing
      Agreement, in each case paid or required to be
      paid by the Restricted Subsidiaries during the
      Applicable Computation Period                         $__________

4.    Depreciation and amortization
      charges for the Applicable
      Computation Period                                    $__________

5.    Other non-cash charges for the Applicable
      Computation Period (Specify)                          $__________

6.    Operating Cash Flow for the Applicable
      Computation Period (sum of Items 1
      through 5, without duplication)                       $__________

7.    Annualized Operating Cash Flow
      for the Applicable Computation
      Period (Item 6 multiplied by four)                    $__________

PRO-FORMA DEBT SERVICE

8.    Cash Interest Expense: sum of (i)
      interest expense on Total Debt (adjusted
      to give effect to all Interest Rate
      Protection Agreements and fees and
      expenses paid in connection with the
      same, all as determined in accordance with
      GAAP), for the period of the four fiscal
      quarters of the Borrower immediately succeeding
      the last day of the Applicable Computation
      Period and (ii) without duplication, Restricted
      Payments to be made to the Parent for the period
      of the four fiscal quarters of the Borrower
      immediately succeeding the last day of the
      Applicable Computation Period to satisfy the
      interest payment obligations of the Parent
      under the Discount Note Indenture.                    $__________

9.    All current maturities of
      Total Debt of the Restricted
      Subsidiaries (determined on a
      Consolidated basis in accordance
      with GAAP) for the period
      of the four fiscal quarters of the
      Borrower immediately succeeding the
      last day of the Applicable Computation
      Period                                                $__________

10.   for periods beginning after June 30, 1999,
      the amount, if positive, equal to (a) the amount
      of the Revolving Credit Loans outstanding at the
      beginning of
      the four fiscal quarters of the Borrower
      immediately succeeding the last day of the
      Applicable Computation Period MINUS (b) the
      Aggregate Revolving Credit Commitments at the
      end of the four fiscal quarters of the Borrower
      immediately succeeding the last day of the
      Applicable Computation Period (after giving effect
      to the mandatory reductions required by Section
      2.6(b) of the Agreement during such
      four fiscal quarter period)                           $__________

11.   Pro-forma Debt Service as of the last day of
      the Applicable Computation
      Period (sum of Items 8 through 10)                    $__________

12.   Pro-forma Debt Service Coverage
      Ratio (Item 7:Item 11)                                 _.__:1.00

13.   Minimum permissible ratio pursuant
      to Section 7.13 of the Agreement                       _.__:1.00

Schedule 3 to
Compliance Certificate
dated __/__/__

                   COMPUTATION OF THE INTEREST COVERAGE RATIO

OPERATING CASH FLOW

1.    Operating Cash Flow for the
      Applicable Computation Period
      (from Item 6, Schedule 1)                        $__________

2.    Cash Interest Expense for the
      Applicable Computation Period
      (from Item 2, Schedule 1)                        $__________

3.    Interest Coverage Ratio
      (Item 1:Item 2)                                   _.__:1.00

4.    Minimum permissible ratio pursuant
      to Section 7.14 of the Agreement                  _.__:1.00

Schedule 4 to
Compliance Certificate
dated ___/___/___

                        COMPUTATION OF THE LEVERAGE RATIO

1.    The aggregate outstanding principal
      balance of the Loans                            $__________

2.    The total Indebtedness for borrowed
      money (other than trade payables
      incurred in the ordinary course of business)
      of the Restricted Subsidiaries (determined on
      a Consolidated basis in accordance
      with GAAP)                                      $__________

3.    Total Debt (sum of Items 1
      and 2, without duplication)                     $__________

4.    Annualized Operating Cash
      Flow (from Item 7, Schedule 2)                  $__________

5.    Leverage Ratio (Item 3:Item 4)                  _.__:1.00

6.    Maximum permitted ratio pursuant
      to Section 7.15 of
      the Agreement                                   _.__:1.00

Schedule 5 to
Compliance Certificate
dated ___/___/___

                      COMPUTATION OF THE APPLICABLE MARGIN

               FOR REVOLVING CREDIT LOANS AND TRANCHE A TERM LOANS

1.    Leverage Ratio
      (from Item 5, Schedule 4)                       _.__:1.00

2.    Applicable Margin for ABR
      Advances                                        _.__%

3.    Applicable Margin for Eurodollar
      Advances                                        _.__%.

Schedule 6 to
Compliance Certificate
dated __/__/__

           CALCULATION OF AGGREGATE AVAILABLE CAPEX/INVESTMENT AMOUNT,
                  QUARTERLY AVAILABLE CAPEX/INVESTMENT AMOUNT,

            AND QUARTERLY AVAILABLE UNCONSOLIDATED INVESTMENT AMOUNT

Aggregate Available CapEx/Investment Amount

1.    Aggregate amount of Tower Net Sales
      Proceeds received by the Restricted Subsidiaries
      in the fiscal year ended December 31, 1998            $__________

2.                                                          $13,000,000

3.    Excess Tower Proceeds Amount
      (Item 1 minus Item 2)                                 $__________

4.    Amount expended for Capital Expenditures
      during the current fiscal year through the last
      day of the most recently completed fiscal quarter     $__________

5.    Amount expended for Unconsolidated Investments
      during the current fiscal year through the last day
      of the most recently completed fiscal quarter         $__________

6.    Sum of Item 4 plus Item 5                             $__________

7.    Available Excess Tower Proceeds Amount
      (Item 3 minus Item 6)                                 $__________

8.    Sum of $50,000,000 plus Item 3                        $__________

9.    Aggregate Available CapEx/Investment Amount
      (Item 7 minus Item 6)                                 $__________

Quarterly Available CapEx/Investment Amount

10.   Amount applicable for the quarter
      ($20,000,000 for first quarter and
      $10,000,000 for each other quarter)                   $__________

11.   Available Excess Tower Proceeds Amount
      (from Item 7 above)                                   $__________

12.   Sum of Item 10 plus Item 11                           $__________

13.   Amount expended for Capital Expenditures
      during the most recently completed fiscal
      quarter                                               $__________

14.   Amount expended for Unconsolidated Investments
      during the most recently completed fiscal
      quarter                                               $__________

15.   Sum of Item 13 plus Item 14                           $__________

16.   Quarterly Available CapEx/Investment Amount
      (Item 12 minus Item 15)                               $__________

Quarterly Available Unconsolidated Investment Amount

17.   Amount applicable for the quarter
      ($6,000,000 for first and second
      quarters and zero for each other quarter)             $__________

18.   Permitted Available Excess Tower Proceeds Amount
      (enter zero for first and second  quarters and the
      amount  thereof but not more than  $2,000,000 for
      the third and fourth quarters)                        $__________

19.   Sum of Item 17 plus Item 18                           $__________


20.   Quarterly Available Unconsolidated Investment
      Amount (Item 19 minus Item 15)      $__________

                                                      Attachment A

            FORM OF OPINION OF COUNSEL TO THE PARENT AND THE BORROWER

                                          March __, 1998

The Bank of New York, as Administrative Agent, and the Lenders under the Amended Agreement referred to below

     We have acted as special counsel to (i) Arch Communications Group, Inc., a Delaware corporation (the "Parent"), and (ii) Arch Communications Enterprises, Inc., a Delaware corporation (the "Borrower" and, together with the Parent, the "Corporations"), in connection with Amendment No. 5 and Waiver No. 1 (the "Amendment and Waiver"), dated as of March __, 1998, to the First Amended and Restated Credit Agreement, dated as of May 21, 1996, by and among the Borrower, the Parent, the Lenders party thereto, the Co-Agents party thereto and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of June 25, 1996, Amendment No. 2, dated as of March 25, 1997, Amendment No. 3, dated as of June 17, 1997, and Amendment No. 4, dated as of January 7, 1998 (as so amended, the "Agreement"). The Agreement, as amended by the Amendment and Waiver, is referred to herein as the "Amended Agreement". Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Agreement.

      For purposes of the opinions expressed below, we have examined:

      (a)   the Agreement;

      (b)   the Amendment and Waiver;

      (c)   the  charter   documents  of  each  of  the   Corporations   as
            identified on Schedule I;

      (d) the By-laws of each of the Corporations, as in effect on the date hereof, provided to us by the Parent;

      (e) the corporate minute books of each of the Corporations, as provided to us by the Parent;

      (f) certificates of legal existence and corporate good standing for the Corporations as identified on Schedule II;

      (g) certified copies of resolutions of the board of directors of each of the Corporations, approving the transactions contemplated by the Amendment and Waiver and authorizing, among other things, the execution, delivery and performance by each of the Corporations of the Amendment and Waiver;

      (h) incumbency and signature certificates as to the officers of each of the Corporations;

      (i) a certificate of Garry Watzke, Secretary of the Corporations, in the form attached hereto as Exhibit A; and

      (j) such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of the Corporations) as we have considered necessary for purposes of this opinion.

     In addition, we assume, for purposes of this opinion, that the corporate minute books (referred to in clause (e) above) contain an accurate record of all meetings of the stockholders and directors of the Corporations. In examining the documents described above, we have assumed the genuineness of all signatures other than those of the Corporations, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. As to various facts material to the opinions set forth herein, we have relied upon factual representations made by the Corporations in the Agreement and the Amendment and Waiver, in the certificate referred to in clause (i) above and upon certificates of public officials, which facts we have not independently verified.

     Any reference to "our knowledge", "the best of our knowledge" or "knowledge" or any variation thereof shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to this transaction of the existence or absence of any facts which would contradict our opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Corporations.

     For purposes of the opinions expressed herein, we have assumed that the Administrative Agent and the Lenders have the power and authority to execute, deliver and perform all agreements and documents executed by them; that the Administrative Agent and the Lenders have duly and validly executed and delivered such agreements and documents; and that such agreements and documents are legally valid and binding on and enforceable against the Administrative Agent and the Lenders.

     We express no opinion herein with respect to the laws of any state or jurisdiction other than the Commonwealth of Massachusetts, the General Corporation Law statute of the State of Delaware and the federal laws of the United States of America. With your permission, we have assumed, without investigation, for purposes of the opinions expressed below that the laws of the Commonwealth of Massachusetts are identical to the laws of the State of New York.

     The opinions expressed in paragraph 1 below, insofar as they relate to the valid existence and corporate good standing of the Corporations in their respective states of incorporation are based solely upon the certificates referred to in clause (f) above and are rendered as of the dates of such certificates.

     Our opinions below are qualified to the extent that the validity or enforceability of the documents referred to or of any of the rights granted to any party pursuant thereto may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of such documents or any of the agreements, documents or obligations referred to therein, as the availability of such remedies may be subject to the discretion of a court. We have assumed for the purposes of our opinion that each of the Lenders and the Administrative Agent is subject to control, regulation or examination by a state or federal regulatory agency.

     Based upon and subject to the foregoing and to the general qualifications stated following paragraph 3 below, we hereby advise you that, in our opinion:

     1. Each of the Corporations is duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

     2. No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) (i) is required to authorize, or is required in connection with, the execution, delivery and performance of the Amendment and Waiver or the Amended Agreement or (ii) is required as a condition to the validity or enforceability of the Amendment and Waiver or the Amended Agreement.

     3. The Amendment and Waiver and the Amended Agreement constitute the valid and legally binding obligations of each of the Corporations, in each case to the extent that it is a party thereto enforceable in accordance with its respective terms.

     The opinions set forth above are subject to the following qualifications:

            (i) The enforcement against any of the Corporations of any rights and remedies is or may be subject to the effect of certain general principles of contract law that include (a) the unenforceability of provisions in an agreement to the effect that provisions therein may only be amended or waived in writing to the extent that an oral agreement modifying such provisions has been entered into and (b) the general rule that, where less than all of an agreement is enforceable, the balance is enforceable only when the unenforceable portion is not an essential part of the agreed exchange.

            (ii) We express no opinion as to the enforceability of prospective waivers of rights to notice or a hearing, or other rights granted by constitution or statute, powers of attorney, provisions purporting to relieve parties of the consequences of their own negligence or misconduct, provisions granting indemnity or provisions purporting to establish evidentiary standards.

            (iii) All opinions expressed above are subject to all of the qualifications and assumptions contained in our opinion letter and our supplemental opinion letter, each dated May 21, 1996 (the "PRIOR OPINIONS").

     This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or opinions set forth herein.

     We hereby confirm that each Lender under the Amended Agreement may rely on the Prior Opinions as though such Prior Opinions were addressed to each of them.

1

     This opinion is furnished to you solely for your benefit in connection with the Amendment and Waiver and may not be relied upon by any other Person (other than Special Counsel) or for any other purpose without our express, prior written consent.

                                      Very truly yours,

                                      HALE AND DORR

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

                                SCHEDULE I

                                CHARTER DOCUMENTS

I.   ARCH COMMUNICATIONS GROUP, INC.      -   Certificate of Incorporation,

                                              State of Delaware

II.  ARCH COMMUNICATIONS                  -   Certificate of Incorporation,
     ENTERPRISES, INC.                        State of Delaware

                                   SCHEDULE II

               LEGAL EXISTENCE AND GOOD STANDING CERTIFICATES

I.    ARCH COMMUNICATIONS GROUP, INC.

      1. Certificate of Good Standing signed by the Secretary of State of the State of Delaware dated _____ __, ____.

      2. Certificate of Good Standing signed by the Secretary of State of the Commonwealth of Massachusetts dated _____ __, ____.

II.   ARCH COMMUNICATIONS ENTERPRISES, INC.

      1. Certificate of Good Standing from the Secretary of State of the State of Delaware dated _____ __, ____, signed by the Secretary of State.

      2. Certificate of Good Standing from the Secretary of State of the Commonwealth of Massachusetts dated _____ __, ____, signed by the Secretary of State.

      3. Certificate of Good Standing from the Secretary of State of the State of Texas dated _____ __, _____, signed by the Secretary of State.